Exhibit 10.27



                         THIRD AMENDMENT TO OPTION AND
                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS


     This  THIRD   AMENDMENT  TO  OPTION  AND  PURCHASE   AGREEMENT  AND  ESCROW
INSTRUCTIONS ("Amendment") is made and effective as of June 21, 2002, by and between OTAY LAND COMPANY, LLC, a Delaware limited liability company ("Owner"), and LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, LLC, a Delaware limited liability company ("Optionee"), with reference to the facts set forth below.

                                    RECITALS

     A. Owner and Optionee entered into an Option and Purchase Agreement and Escrow Instructions dated as of October 18, 1999, as amended by the First Amendment to Option and Purchase Agreement and Escrow Instructions dated as of December 8, 1999 ("First Amendment"), and by the Second Amendment to Option and Purchase Agreement and Escrow Instructions dated as of December 14, 1999 ("Second Amendment") (collectively, the "Option Agreement"), with respect to approximately eighty six (86) acres located in the County of San Diego, California as more particularly described in the Option Agreement.

     B. The parties desire to amend the Option Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the recitals set forth above, the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

     1. Defined Terms. All terms with initial capital letters used herein but not otherwise defined shall have the respective meanings set forth in the Option Agreement.

     2. Road Alignment. Owner and Optionee agree that the Road Alignment shall be in the location delineated on Final Exhibit "A-1" attached hereto and incorporated herein ("Easement Area"). The legal description of the Easement Area is set forth on Exhibit "A-2" attached hereto and incorporated herein. Optionee shall have no further right to relocate the Easement Area or the Road Alignment. Exhibit "A-1" to the Agreement is hereby deleted and replaced with Final Exhibit "A-1" attached hereto. Owner will not reserve an easement over the former location of the Road Alignment described in the First Amendment. The Easement Area also includes land adjacent to the Property within the area of the proposed widening of the street known as Melody Lane that is located along the northerly boundary of the Property and is owned by Optionee.

     3. Use of Easement Area. Section 2 of the First Amendment is hereby deleted in its entirety. In consideration of Owner's agreement set forth below to give Optionee additional rights to use the Easement Area and for additional costs and expenses incurred by Owner in connection

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therewith, Optionee agrees to pay Owner in Cash upon the Close of Escrow, in addition to the Purchase Price, the sum of One Hundred Eighty Five Thousand Dollars ($185,000). The parties agree as follows:

     a. Reservation of Easements. Sections 4.2.3 and 4.3.2 of the Option Agreement are hereby deleted in their entirety and are removed as conditions precedent to the parties' obligations to close Escrow. Upon the Close of Escrow, Owner will reserve in the Grant Deed an easement for road and related purposes over the portion of the Easement Area within the Property (the "Access Road"). In addition, upon the Close of Escrow, Optionee will grant to Owner an easement for road and related purposes over the portion of the Easement Area owned by Optionee (i.e., the portion of the Easement Area located within the proposed expansion of Melody Lane and adjacent to the Property) pursuant to a Grant of Easement in the form of Attachment "1" attached hereto and incorporated herein. If the County or Caltrans requires Optionee to provide the County or Caltrans with easements for public road purposes over some or all of Melody Lane and State Highway 94, then Owner agrees to reasonably cooperate with any reasonable requirements of the County or Caltrans so long as Melody Lane is a public road available for public use. Such easements will be exclusive except as follows, subject to the terms and conditions hereof, and provided that, if the roads within the Easement Area become public road(s), such easements shall be exclusive except to the extent that the County of San Diego allows other uses:

          (i) Optionee may construct two (2) or four (4) of the planned four (4) lanes of the roads proposed within the Easement Area from Melody Lane to the turn off to Optionee's proposed casino facility ("Optionee's Road Work"), provided that Optionee gives Owner prior written notice of its election to do so at least six (6) months prior to commencement of Optionee's Road Work ("Optionee's Notice"). Optionee's Notice will specify the Optionee's Road Work that Optionee will construct and the date Optionee will commence such work. Upon delivery of Optionee's Notice to Owner, Optionee shall be obligated to construct such Optionee's Road Work. The location of Optionee's Road Work is generally depicted in Attachment "2" attached hereto and incorporated herein. Optionee shall construct Optionee's Road Work substantially in accordance with County requirements and specifications and the plans and specifications therefor approved by Owner as required below, in a good and workmanlike manner and so as not to delay Owner's completion or use of the other portions of the Easement Area. During construction of Optionee's Road Work, the Optionee's Improvements (as defined below), or any other improvements affecting the Easement Area by or on behalf of Optionee, Optionee agrees to provide, at Optionee's sole cost and expense, interim access through the Easement Area to Owner and its Users (as defined below) at all times.| Optionee shall submit the plans and specifications therefor to Owner at least thirty (30) days prior to commencement of Optionee's Road Work and shall not commence such work until Owner has approved such plans and specifications in writing, which approval will not be unreasonably withheld or delayed, all subject to Section 3(a)(v) below;

          (ii) until Owner  delivers a  Termination  Notice (as defined  below),
Optionee  may  use  the  Easement  Area  to  install  and  maintain   Optionee's
Improvements (as defined below). "Optionee's


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Improvements" will be limited to construction of utilities (both above and below ground), flood control and drainage facilities, and road improvements to provide access to and from the Easement Area for Optionee and its and its invitees, successors and assigns ("Users"), all to support and facilitate the construction and operation of the proposed casino and related facilities and other tribal facilities. Optionee shall construct Optionee's Improvements substantially in accordance with County requirements, the plans and specifications therefor approved by Owner as required below and specifications and in a good and workmanlike manner. Optionee shall submit the plans and specifications therefor to Owner at least thirty (30) days prior to commencement of Optionee's
Improvements and shall not commence such work until Owner has approved such plans and specifications in writing, which approval will not be unreasonably withheld or delayed, all subject to Section 3(a)(v) below. Owner may, at any time after August 1, 2002, in its sole, absolute and arbitrary discretion, give notice to Optionee ("Termination Notice") to remove all of the Optionee's Improvements within the Easement Area that Owner determines, in its reasonable discretion, may adversely affect the construction or use of the Easement Area by Owner and its Users. No later than twelve (12) months after the date of Owner's Termination Notice, Optionee must remove all such Optionee's Improvements and make all repairs necessary to return the Easement Area to substantially the same condition as existed on the Closing Date (other than the Optionee's Road Work and any of Optionee's Improvements that Owner does not require Optionee to remove). If Optionee does not timely complete such removal and repairs, then, in addition to all other remedies, Owner may take any and all actions as are necessary to complete such removal and repairs, in which case Optionee will reimburse Owner for its costs and expenses to complete such removal and repairs together with an administrative fee equal to twenty percent (20%) of such costs and expenses. Owner will reasonably cooperate with Optionee to allow Optionee to construct and maintain within the Easement Area improvements to replace the Optionee's Improvements required to be removed, provided that Owner determines, in its reasonable discretion, that such replacement improvements will not adversely affect the construction or use of the Easement Area by Owner and its Users and that Optionee complies with the terms and conditions of this Section 3(a)(ii) relating to the design and construction of such improvements;

          (iii) during construction of the roads and related improvements by or on behalf of Owner, Owner agrees to reasonably cooperate with Optionee to provide interim access through the Easement Area to Optionee and its Users. The parties acknowledge that providing interim access is likely to increase the cost and extend the schedule for completing construction of the roads and related improvements by Owner. Accordingly, Optionee will be solely responsible for any additional costs and expenses incurred in connection with providing such interim access, including a twenty percent (20%) fee for Owner's administration and overhead ("Interim Access Costs"). Optionee agrees to pay Owner in advance for all Interim Access Costs within twenty (20) days after delivery of a written statement to Optionee setting forth such additional costs and expenses and providing reasonable evidence thereof. If Optionee fails to make timely payment to Owner, in addition to all other remedies, Owner will have no obligation to provide such interim access;

          (iv) after construction of the roads within the Easement Area, by either or both parties, Optionee and its Users shall have the right to use the roads for vehicular ingress and egress

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to the remainder of the  Property.  If, as a result of the use or planned use of the Access Road, Melody Lane and/or Proctor Valley Road by Optionee and/or its Users, the County or any other Governmental Agency requires, at any time, any additional onsite or offsite improvements ("Additional Improvements") as a condition to development of Owner's property within the project commonly known as "Otay Ranch," then Optionee will be solely responsible for the cost of such Additional Improvements. The scope of any Additional Improvements will be based on the allocated pro-rata or "fair share" of the use that is attributed to Optionee and its Users as determined by the applicable traffic study adopted by the County or such other Governmental Agency. In addition, if any additional land is required to use or construct the Additional Improvements, Optionee will grant easements to Owner over such additional land for the purposes, and subject to terms and conditions, substantially the same as set forth herein. Optionee shall pay Owner in advance for all costs and expenses related to such Additional Improvements, including a twenty percent (20%) fee for Owner's administration and overhead, within twenty (20) days after delivery of a written statement to Optionee setting forth such additional costs and expenses and providing reasonable evidence thereof. If Optionee fails to make such payment to Owner, in addition to all other remedies, Owner will have no obligation to allow Optionee and its Users to use the roads pursuant to this Section 3(a)(iv); and

          (v) If, within thirty (30) days after Optionee has provided to Owner for its approval the plans and specifications for the Optionee's Road Work, Optionee's Improvements, replacement improvements, or any similar work that is required to be approved by Owner, Owner does not respond to such request, and Optionee delivers a second notice, the plans and specifications submitted to Owner shall be deemed approved unless disapproved by Owner within five (5) Business Days after receipt of such second notice, but such deemed approval shall only occur if such second notice includes the following statement in bold letters: OWNER IS REQUIRED PURSUANT TO THE TERMS OF THE OPTION AND PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS TO REVIEW THE ENCLOSED DOCUMENTS WITHIN FIVE
(5) BUSINESS DAYS AND FAILURE TO PROVIDE NOTICE OF APPROVAL OR DISAPPROVAL WITHIN SUCH PERIOD SHALL CONSTITUTE NOTICE OF APPROVAL. Any plans and specifications that are revised and resubmitted to Owner under such provisions will be deemed approved unless disapproved by Owner within ten (10) Business Days following its receipt if Builder delivers a written notice to Owner at the time such documents are resubmitted containing the following statement in bold letters: OWNER IS REQUIRED PURSUANT TO THE TERMS OF THE OPTION AND PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS TO REVIEW THE ENCLOSED DOCUMENTS WITHIN TEN
(10) BUSINESS DAYS AND FAILURE TO PROVIDE NOTICE OF APPROVAL OR DISAPPROVAL WITHIN SUCH PERIOD SHALL CONSTITUTE NOTICE OF APPROVAL. The parties agree to reasonably cooperate with each other to coordinate the scheduling and design of construction of the roads within the Easement Area. Owner agrees to make available to Optionee upon request any plans and specifications for such roads prepared by or on behalf of Owner.

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     b.  Construction  of Road  Improvements.  Owner  will  have  the  right  to construct the roads and related improvements within the Easement Area, at no expense to Optionee (except as provided above), to County of San Diego requirements and specifications and shall reserve in the Grant Deed an easement for road, utility and related purposes, including the right to construct, install, repair, maintain and replace the roads and related utilities, and will reserve over portions of the Property adjacent to the Easement Area (i) a temporary easement for access, grading and construction purposes and (ii) an easement for slope maintenance.

     c. Duration of Easements. The roads proposed within the Easement Area may be required in connection with the development of Villages 14 and 16 within the County of San Diego Otay Subregional Plan ("Villages 14 and 16"). When Villages 14 and 16 are fully developed, the easements described above will terminate to the extent, but only to the extent, that any portion of the Easement Area is not and will not be required in connection with the development of Villages 14 and 16 or any of the governmental approvals or entitlements relating thereto. Upon Optionee's request, Owner agrees to execute any documents reasonably necessary to terminate any such portion of the Easement Area, if applicable.

     d. Indian Reservation Road System. If the County or any other Governmental Agency refuses to accept an easement interest in the Easement Area, disapproves of the alignment of the Easement Area or otherwise refuses to accept the Easement Area in connection with the development of Villages 14 and 16, then, at Owner's request, Optionee shall cause the Tribe (as defined below) to use reasonable efforts to cause the United States Bureau of Indian Affairs or other agencies of the federal government to have the Easement Area and the roads proposed to be constructed within the Easement Area included as part of the Indian Reservation Road System pursuant to applicable federal law and maintained as a federal highway open to the public.

     e. Title Insurance. As a condition precedent to the Close of Escrow in favor of Owner, the Title Company shall be committed to issue to Owner, at Owner's expense, an ALTA Standard Title Policy (the "Easement Title Policy") or, if requested by Owner, an ALTA Extended Title Policy, with liability in an amount reasonably required by Owner, insuring Owner's easement interest in the Easement Area subject only to the exceptions described in Subsections (a), (b),
(c) and (d) of Section 4.2.2. Owner agrees that its receipt of the Easement Title Policy will fully satisfy any express or implied warranty by Optionee as to the condition of title to the Easement(s), and, if there are any title exceptions or defects, including liens, encumbrances, covenants, conditions, reservations, restrictions, rights-of-way or easements, which constitute a defect in title, Owner shall look solely to the remedies available under the Easement Title Policy, and Optionee shall have no responsibility or liability therefor. If Owner requests an ALTA Extended Title Policy, Owner shall be solely responsible for satisfying all conditions, at its expense, to the issuance of the ALTA Extended Title Policy, including obtaining any necessary survey (or relying upon any survey prepared by Optionee) and for paying for this policy. In addition, Owner's election to obtain an ALTA Extended Title Policy shall in no way delay the Closing Date. If, for any reason, Title Company does not commit to issue to Owner an ALTA Extended Title Policy on the Closing Date,

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then this  Section  and shall be deemed  satisfied  so long as Title  Company is committed to issue to Owner an Easement Title Policy (i.e., the ALTA Standard Title Policy.)

     4. Grant Deed. The Grant Deed attached to the Agreement as Exhibit "B" is hereby deleted and replaced with the Grant Deed attached hereto as Exhibit "B" and incorporated herein.

     5. Additional Conditions to the Close of Escrow. As conditions precedent to the Close of Escrow in favor of Owner, which conditions may only be waived by Owner, (i) the Jamul Indian Village ("Tribe") will acknowledge and agree that it will be bound by the terms of the Agreement, including, without limitation, the obligations of Optionee relating to Easement Area, the obligations under Section
5.8 of the Agreement (as amended hereby) and the obligation to arbitrate any Disputes (as defined below), if the Tribe acquires title to the Property or any portion thereof, whether directly, through a subsidiary or related entity, through a trust established pursuant to guidelines of the United States Bureau of Indian Affairs or otherwise; (ii) the Tribe executes and delivers to Owner all documents necessary for the Tribe to waive its rights of sovereign immunity with respect to the obligations under the Agreement, including, without limitation, the obligations relating to Easement Area, the obligations under
Section 5.8 of the Agreement (as amended hereby) and the obligation to arbitrate any Disputes, which shall be in form and substance reasonably satisfactory to Owner, (iii) the Tribe consents in writing to the dispute resolution provision contained in this Amendment and to the jurisdiction of the federal courts located in San Diego County, California for the resolution of all Disputes and
(iv) legal counsel to the Tribe issues an opinion letter addressed to Owner stating that the Tribe's assumption of the obligations under the Agreement, limited waiver of sovereign immunity and consent described in clause (iii) above are duly authorized, enforceable in accordance with their terms and irrevocable, which legal opinion shall be reasonably acceptable to Owner.

     6. Right to Approve  Development,  Border  Line  Easements  and  Agreement.
Section 5.8 of the Agreement is deleted in its entirety and replaced with the following:

     5.8. Right to Approve Development, Border Line Easements and Restriction. Owner will retain certain property located adjacent to the Property ("Adjacent Property"). Owner shall have the right to approve any improvements Optionee proposes to construct within five hundred (500) feet from the boundary line between the Property and the Adjacent Property, which approval shall not be unreasonably withheld or delayed. Without limiting the foregoing, in no event will Optionee cause or allow, or prepare or cause to be prepared any plans for, any facilities involving sewage treatment or any leaching of sewage or other wastes within five hundred (500) feet of the boundary line between the Property and the Adjacent Property. In addition, Owner will reserve in the Grant Deed an easement for road, utility and other purposes that will provide that no improvements, structures, or facilities (including, without limitation, any facilities involving sewage treatment, any leach fields or any leaching of

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          sewage or other wastes) may be constructed  or maintained  within five hundred (500) feet from the boundary line between the Property and the Adjacent Property. Optionee acknowledges that Owner intends to improve all or part of the Adjacent Property with estate homes with an aggregate density not greater than five (5) homes per acre or more, which may be a gated community with private streets, and Optionee hereby approves of any such improvements on the Adjacent Property. Optionee agrees not to in any way, directly or indirectly, object to, protest, content or attempt to impose any conditions upon development of any property currently owned by Owner. Owner acknowledges that Optionee intends to improve a portion of the Property with a gambling casino, parking and related facilities. Except as otherwise provided in this Agreement, Owner agrees not to, directly or indirectly, object to, protest, contest or attempt to impose any conditions upon the development of such casino and related facilities. The obligations of Owner and Optionee under this Section shall survive the Close of Escrow and any termination of the Covenant.

     7. Covenant. Exhibit "F" to the Agreement is hereby deleted and replaced with the Covenant ("Covenant") in the form of Exhibit "F" attached hereto and incorporated herein. Upon the Close of Escrow, the Covenant, executed and acknowledged by Owner and Optionee, shall be recorded against the Property. Upon the conveyance of the Property to a trust established by the United States Bureau of Indian Affairs for the benefit of the Tribe ("Trust") and upon receipt of an updated resolution acceptable to Owner in its reasonable discretion from the Tribe regarding the matters set forth in Section 5 above, the Covenant will terminate as a recorded document; provided, however, that Optionee and the Tribe shall continue to be bound by the covenants, restrictions and easements described in the Covenant, the Grant Deed and Section 5.8 of the Agreement (as amended hereby) notwithstanding such termination and the Tribe agrees that it will impose such covenants upon any future owners of the Property in a manner that is binding on successors and assigns and is reasonably acceptable to Owner prior to any direct or indirect transfer of the Property by the Tribe or the Trust. Owner will execute any documents reasonably requested by Optionee to effect such termination of the Covenant.

     8. Notices. Section 13.13 of the Agreement is hereby amended to change the addresses for notices to Optionee as follows:


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     To Optionee at its business office
     office:
                                    Lakes Kean Argovitz Resorts-California, LLC
                                    c/o Lakes Gaming, Inc.
                                    130 Chesire Lane
                                    Minnetonka, MN 55305
                                    Attn: Timothy Cope
                                    Facsimile No.:      (952) 449-7064
                                    Telephone No.:      (952) 449-9092 (general)
                                                        (952) 449-7030 (direct)

                  With a copy to:
                                    Kean Argovitz Resorts
                                    11999 Katy Freeway, Suite 322
                                    Houston, TX 77079
                                    Attn: Jerry Argovitz
                                    Facsimile No.:      (281) 597-8480
                                    Telephone No.:      (281) 597-8779

                  With a copy to:
                                    Kean Argovitz Resorts
                                    2644 East Lakeshore Drive
                                    Baton Rouge, LA 70808
                                    Attn: Kevin Kean
                                    Facsimile No.:      (225) 388-9119
                                    Telephone No.:      (225) 388-9118

                  With a copy to:

                                    Stephen A. Colley, APC
                                    12760 High Bluff Drive, Suite 300
                                    San Diego, CA 92130
                                    Attn: Stephen A. Colley
                                    Facsimile No.:      (858) 259-3110
                                    Telephone No.       (858) 259-0888

     9. No Third Party Beneficiaries. This Amendment and the Agreement are solely for the benefit of Owner and Optionee and only Owner, Optionee, Owner's Indemnitees and their respective permitted successors and assigns will have any rights to enforce this Amendment and/or the Agreement.

     10. Arbitration of Disputes. All claims and/or disputes arising from or in any way relating to the Agreement or any document executed in connection therewith that are initiated after the Close of Escrow ("Disputes") shall be resolved by binding arbitration proceedings administered by the San Diego office of JAMS or its successor pursuant to the provisions set forth below. The term "Dispute" is used in the broadest and most inclusive sense and shall include, without limitation, any disagreement, claim, cause of action, or controversy between the parties, whether based on


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contract,  tort or statute,  arising  from or relating to the  Agreement  or any document executed in connection therewith,  and/or the transactions contemplated
thereby,   including,   but  not   limited  to,  any   dispute   regarding   the
enforceability, interpretation, scope, formation, validity, performance or breach of the Agreement or any part thereof.

     a. Initiation of Claim: Any party to the Agreement may initiate arbitration proceedings by submitting a written demand for arbitration to the other party, with a copy served on JAMS, which demand shall identify the Dispute(s). The recipient of a claim shall have fifteen (15) days to serve a written response setting forth any affirmative defenses and/or any additional claims or counter-claims the responding party wishes to assert, with a copy served on JAMS and the other party hereto.

     b. Arbitration Rules: The arbitration proceedings shall be conducted pursuant to the JAMS Comprehensive Arbitration Rules in effect on the date the demand is made except to the extent that those rules are inconsistent with rules and/or procedures expressly set forth herein.

     c. Powers of the Arbitrator and Scope of Relief: The arbitrator shall have the power to resolve any Disputes between the parties. This power shall include the power to award monetary damages and sanctions, issue injunctions and order preliminary or provisional relief prior to the granting of a final award. Notwithstanding the foregoing, a party may seek injunctive relief in the United States District Court, Southern District of California, if such party reasonably anticipates that such relief would not be timely available in arbitration proceedings.

     d. Selection of Arbitrators: The arbitration proceedings shall be conducted by a single arbitrator who is a retired judge with experience in hearing real estate disputes. The arbitrator shall be chosen in accordance with the procedures set forth in the JAMS Comprehensive Arbitration Rules with the following exceptions or modifications: JAMS will provide a list of seven (7) arbitrator candidates, instead of five (5); the candidates must be able to meet the schedule set forth herein; and the claimants and respondents may each strike a total of three (3) names from the list of arbitrator candidates.

     e. Jurisdiction and Venue. All arbitration proceedings hereunder shall be conducted in San Diego County, California in a location either agreed upon by the parties or designated by the arbitrator selected by the parties. The arbitration award and/or a judgment upon the award shall be entered in the United States District Court for the Southern District of California. The parties hereto expressly consent to the jurisdiction of that District Court for purposes of enforcement of any such award or judgment and any other matters that are allowed to be brought hereunder before such court.

     f. Conduct of Hearings. In any hearing on the merits of the Disputes or a party's request for preliminary or provisional relief, the Federal Rules of Evidence shall be applied.

     g. Confidentiality. All testimony, evidence and arguments disclosed in any hearing during these arbitration proceedings shall be kept confidential and, shall not be disclosed to anyone other than to JAMS and the parties to the arbitration. Likewise, any documents, information or evidence exchanged or disclosed by the parties as part of the arbitration proceedings, whether before, during or after the arbitration hearing, shall be treated as confidential and shall not be disclosed to anyone other than JAMS and the parties to the arbitration.

     h. Arbitrator's Fees. Each party to the arbitration shall pay fifty percent (50%) of the arbitrator's fees. However, the prevailing party in the arbitration shall be entitled to recover from the non-prevailing party, in addition to all other recoveries (including any recoveries under Section 13.8 of the Agreement), the amount of the arbitrator's fees and all administrative fees relating to the arbitration.

     i. Discovery. Within thirty (30) days after service of the respondent's response to the arbitration demand, or, if no response is made, within thirty
(30) days after expiration of the time for filing such a response, the parties shall complete an exchange of all non-privileged documents and writings in their possession or reasonable control that are relevant to the Disputes being arbitrated. The parties shall, at the same time, exchange the names of the individuals who they may call as witnesses (including expert witnesses) at the arbitration hearing. The parties shall have a continuing obligation to update and supplement the initial exchange of information with any such information they subsequently obtain or discover, including any documents or reports that may be introduced at the arbitration hearing. Each party may take a total of three (3) depositions. All such depositions must be completed no later than thirty (30) days after the initial document exchange. If any party believes that additional discovery or production of documents is warranted, it may apply to the arbitrator for any such additional discovery; provided, however, that any such discovery must be completed no later than sixty (60) days after the initial document exchange. If the arbitrator determines that the requesting party has a reasonable need for the requested information or discovery and that the request is not overly burdensome on the opposing party, the arbitrator may order the information exchange or discovery; provided, however, that any such discovery must be completed no later than sixty (60) days after the initial document exchange. Documents that have not been exchanged, or witnesses and experts that have not previously been identified at least fourteen (14) days prior to the arbitration hearing, will not be considered by the arbitrator at the hearing unless the parties consent. The arbitrator will have the power to resolve any discovery disputes.

     j. Schedule of Proceedings. The arbitration hearing shall be scheduled for as soon as possible after the completion of discovery, but in no event will the arbitration hearing commence later than one hundred twenty (120) days after service of the initial demand for arbitration. The arbitration hearing must be completed within ten (10) days after commencement of the arbitration hearing. The arbitrator shall serve a written decision, which shall include the facts, law and analysis on which the decision is based, within twenty-one (21) days after the conclusion of the arbitration hearing.

     k. Right to Appeal. Any party to the arbitration will have the right to appeal the arbitrator's final decision or award. Interim or preliminary decisions will not be appealable. If a party appeals, that party must provide written notice to JAMS and each party to the arbitration of its intent to appeal not later than ten (10) days after the appealing party's receipt of the arbitrator's decision. The notice must briefly state or summarize the portions of the award being appealed and the grounds for appeal. The other party may file a cross-appeal within ten (10) days of its receipt of the notice of appeal, following the same notice and service requirements as for the appeal. If an appeal is filed, the initial arbitrator's award shall not be entered as a final judgment unless it is affirmed in its entirety. The appeal shall be heard by a retired judge selected immediately upon service of the notice of appeal pursuant to the same procedures used to select the initial arbitrator. In reviewing the decision or award of the arbitrator, the arbitrator hearing the appeal shall apply the same standards of review that would apply to the rulings and issues on appeal if they were appealed from a United States District Court judgment to the Ninth Circuit Court of Appeals. The arbitrator hearing the appeal may not remand the dispute to the original arbitrator. If additional findings are needed or additional evidence needs to be submitted, such matters shall be heard by the arbitrator hearing the appeal. The record on appeal shall consist of the reporter's transcript of the arbitration hearing(s) and any documents or other evidence submitted to the initial arbitrator. A party may not appeal if there is no reporter's transcript of the hearing(s). The appellant's opening brief shall be due thirty (30) days after the notice of appeal is served. The respondent's brief shall be due thirty (30) days after the respondent receives a copy of the appellant's brief. The appellant has the option of filing a reply brief within ten (10) days of its receipt of the respondent's brief. The final decision of the arbitrator hearing the appeal shall be the final arbitration award and shall be entered in the United States District Court for the Southern District of California.

         WAIVER OF LEGAL RIGHTS. BY INITIALING IN THE SPACE BELOW, THE PARTIES ACKNOWLEDGE AND AGREE TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED OR DESCRIBED IN THIS SECTION DECIDED BY ARBITRATION AS PROVIDED UNDER APPLICABLE LAW AND THAT THEY ARE WAIVING ANY RIGHTS THEY MAY POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR BY JURY TRIAL. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THEY ARE WAIVING THEIR JUDICIAL RIGHTS TO DISCOVERY EXCEPT TO THE EXTENT SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THIS SECTION. IF EITHER PARTY REFUSES TO SUBMIT TO ARBITRATION AFTER EXECUTION OF THIS AMENDMENT AND INITIALING BELOW, SUCH PARTY MAY BE COMPELLED TO PROCEED WITH ARBITRATION UNDER THE AUTHORITY OF APPLICABLE LAW. EACH PARTY'S AGREEMENT TO THIS SECTION IS VOLUNTARY. THE PARTIES HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED OR DESCRIBED IN THIS SECTION TO ARBITRATION.

               -----------------                 -------------------
               Owner's Initials                  Optionee's Initials

     11. Miscellaneous. This Amendment may be executed in counterparts, each of which, taken together, shall constitute one fully executed original. Facsimile signatures will be binding and effective for all purposes. Except as expressly modified by this Amendment, the Option Agreement shall remain in full force and effect. The parties ratify and affirm all of their respective obligations under the Agreement. The Agreement as amended constitutes the entire agreement between the parties pertaining to the subject matter of the Agreement, and all prior and contemporaneous agreements, representations, negotiations and understandings of the parties, oral or written, are hereby superseded and are of no further force or effect and shall not be used to interpret the Agreement or this Amendment. The foregoing sentence shall not affect the validity of any instruments executed by the parties in the form of the exhibits attached to this Amendment or the Agreement. THIS AMENDMENT SHALL ONLY BE EFFECTIVE IF THE CLOSE OF ESCROW OCCURS ON OR BEFORE JUNE 21, 2002.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OWNER:                                        OPTIONEE:

OTAY LAND COMPANY, LLC, a Delaware            LAKES KEAN ARGOVITZ RESORTS-
limited liability company                     CALIFORNIA, LLC, a Delaware
                                              limited liability company

By:                                           By:
--------------------------------              -----------------------------
Name: R.  Randy Goodson, Vice President       Name: -----------------------
                                              Title: ----------------------

                                              By:
                                              -----------------------------
                                              Name: -----------------------
                                              Title: ----------------------

                                  EXHIBIT LIST

                                                                          Page

Exhibit "A-1"    Depiction of Easement Area.................................1

Exhibit "A-2"    Legal Description of Easement Area.........................1

Exhibit "B"      Grant Deed.................................................6

Exhibit "F"      Covenant.......................... ........................7

                                   EXHIBIT "B"

                                   GRANT DEED

RECORDING REQUESTED BY:               )
                                      )
CHICAGO TITLE COMPANY                 )
                                      )
WHEN RECORDED MAIL TO:                )
                                      )
-------------------------             )
-------------------------             )
-------------------------             )
-------------------------             )
-------------------------             )



_______________________________________________________________________________
                                                  Above Space for Recorder's Use
                                                    Tax Parcel Number
                                                                       ---------


                                   GRANT DEED

        DOCUMENTARY TRANSFER TAX TO BE BY SEPARATE STATEMENT PURSUANT TO
               CALIFORNIA REVENUE AND TAXATION CODE SECTION 11932

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, OTAY LAND COMPANY, LLC, a Delaware limited liability company, hereby grants to LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, LLC, a Delaware limited liability company, the following described real property (the "Property") situated in the County of San Diego, State of California:

     See Attachment "A" attached hereto and incorporated herein by this reference.

     RESERVING UNTO GRANTOR, its successors and assigns together with the right to grant and transfer all or a portion of the same, as follows:

     A. Easements on, over, under and across the portion of the Property described on Attachment "A-1" attached hereto and incorporated herein ("Road and Utilities Easement Area") for road, utilities and related purposes. Such easements are appurtenant to, and for the benefit of, the real property owned by Grantor described in Attachment "B" attached hereto and incorporated herein ("Grantor's Property"). Neither Grantee nor its successors and assigns shall at any time construct or maintain within the Road and Utilities Easement Area any structures, improvements and appurtenances thereto of every type and kind, whether temporary or permanent, including but not limited to, sewage treatment facilities, leach fields or any other areas for leaching of sewage or other wastes.

     B. Easements on, over, under and across the portion of the Property described on Attachment "A-2" attached hereto and incorporated herein ("Road Easement Area") for (i) road purposes, including, without limitation, pedestrian and vehicular ingress and egress, and (ii) the construction, installation, repair, replacement and maintenance of road, slope and utility improvements, including, without limitation, paving, medians, curbs, landscape improvements, and facilities for electric, gas, telephone, water, sewer, drainage and other utilities. Grantor also reserves on, over, under and across portions of the Property adjacent to the Road Easement Area (i) a temporary easement for access, grading and construction purposes and (ii) an easement for slope maintenance. Such easements are appurtenant to, and for the benefit of, Grantor's Property. Grantor reserves the right to allow public use of the Road Easement Area for such purposes and/or to assign such easements, in whole or in part, to the County of San Diego or another public or quasi-public agency. Grantor will have the right to construct roads and related improvements within the Road Easement Area, at no expense to Grantee (except as provided in, and subject to the terms and conditions of, the Option Agreement [as defined below], which terms and conditions are incorporated herein by reference) to County of San Diego requirements and specifications. Such easements will be exclusive except as expressly provided in, and subject to the terms and conditions of, the Option Agreement, which terms and conditions are incorporated herein by reference.

     During construction of the roads and related improvements, Grantor agrees to reasonably cooperate with Grantee to provide interim access through the Road Easement Area to the improvements that Grantee intends to develop on the Property in accordance with the terms and conditions of the Option Agreement, which terms and conditions are incorporated herein by reference.

     The road proposed within the Road Easement Area may be required in connection with the development of the portion of Grantor's Property within Villages 14 and 16 within the County of San Diego Otay Subregional Plan ("Villages 14 and 16"). When Villages 14 and 16 are fully developed, the easements described herein will terminate to the extent, but only to the extent, that any portion of the Road Easement Area is not and will not be required in connection with the development of Villages 14 and 16 or any of the governmental approvals or entitlements relating thereto. Upon Grantee's request, Grantor agrees to execute any documents reasonably necessary to terminate any such portion of the Road Easement Area, if applicable.

     If the County of San Diego or any other governmental agency refuses to accept an easement interest in the Road Easement Area, disapproves of the alignment of the Road Easement Area or otherwise refuses to accept the Road Easement Area in connection with the development of Villages 14 and 16, then Grantee shall cause the Jamul Indian Village to use reasonable efforts to cause the United States Bureau of Indian Affairs or other agencies of the federal government to have the Road Easement Area and the roads proposed to be constructed within the Road Easement Area included as part of the Indian Reservation Road System pursuant to applicable federal law and maintained as a federal highway open to the public.

     If any action, arbitration, judicial reference or other proceeding is instituted between Grantor and Grantee in connection with this Grant Deed, the losing party shall pay to the prevailing party a reasonable sum for attorneys' and experts' fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues. Attorneys' fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions;
(2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; (5) any appeals; and (6) bankruptcy proceedings. This provision is intended to be expressly severable from the other provisions of this Grant Deed, is intended to survive any judgment and is not to be deemed merged into the judgment.

     All disputes arising from or relating to this Grant Deed shall be resolved by arbitration in accordance with the terms and procedures set forth in the Option and Purchase Agreement and Escrow Instructions dated as of October 18, 1999, as amended by the First Amendment to Option and Purchase Agreement and Escrow Instructions dated as of December 8, 1999, the Second Amendment to Option and Purchase Agreement and Escrow Instructions dated as of December 14, 1999, and the Third Amendment to Option and Purchase Agreement and Escrow Instructions dated as of June 21, 2002 (collectively, the "Option Agreement"), which terms and procedures are incorporated herein by reference.

     All of the provisions, agreements, covenants, conditions, easements, restrictions and obligations contained in this Grant Deed shall be covenants running with the land pursuant to applicable law, including, but not limited to
Section 1468 of the Civil Code of the State of California. It is expressly agreed that each of the limitations, covenants, conditions, and restrictions contained herein (i) is for the benefit of Grantor's Property and is a burden upon the Property, (ii) attaches to and runs with the Property and Grantor's Property, (iii) benefits each successor owner during its ownership of Grantor's Property or any portion thereof, and (iv) is binding upon each successor owner during its ownership of the Property or any portion thereof, and each owner having any interest therein derived in any manner through any owner of the Property or any portion thereof, whether by operation of law or any manner whatsoever. Each person who now or in the future owns or acquires any right, title or interest in or to the Property or any portion thereof shall be conclusively deemed to have consented to and agreed to every limitation, covenant, condition, and restriction contained herein, whether or not the instrument conveying such interest refers to such limitations, covenants, conditions, and restrictions. The personal obligation or each owner of the Property will not be released by any transfer of the Property subsequent to the date such obligation became due, but such obligation will also run with the land and shall be binding upon any successor owner. Each term, covenant, restriction and undertaking set forth herein will remain in effect for a term of ninety-nine (99) years from the recordation date hereto and will automatically be renewed for successive ten
(10) year periods unless Grantor elects by written notice to the other not to so renew. However, the easements hereunder shall be perpetual.

     The Property is further conveyed subject to:

     1. Non-delinquent general, special and supplemental real property taxes and assessments; and

     2. Covenants, conditions, restrictions, easements, licenses, reservations, rights, rights-of-way and other matters of record or discoverable by inspections or surveys.

     IN WITNESS WHEREOF, said company has caused its company name to be affixed hereto and this instrument to be executed by its duly authorized officer.


Dated:
      ---------------------
                                            OTAY LAND COMPANY, LLC, a Delaware
                                            limited liability company


                                               By:
                                                     --------------------------
                                               Name:
                                                     ---------------------------
                                              Title:
                                                     ---------------------------

STATE OF CALIFORNIA                         )
                                            )ss.
COUNTY OF                                   )
          --------------------

          On                 before me, personally appeared
             ---------------                                  -----------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name(s) are/is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

           WITNESS my hand and official seal.

           Signature                                    (SEAL)
                    ------------------------




STATE OF CALIFORNIA                         )
                                            )ss.
COUNTY OF                                   )
          --------------------

         On                before me, personally appeared
             ------------                                   --------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name(s) are/is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

           WITNESS my hand and official seal.

           Signature                                   (SEAL)
                     -----------------------

                          ATTACH THE FOLLOWING EXHIBITS


ATTACHMENT "A"             Legal Description of Property

ATTACHMENT "A-1"           Legal Description of Road and Utility Easement Area

ATTACHMENT "A-2"           Legal Description of Road Easement Area

ATTACHMENT "B"             Legal Description of Grantor's Property

                                      Exhibit "F"

RECORDING REQUESTED BY:                     )
WHEN RECORDED MAIL TO:                      )
                                            )
LUCE, FORWARD, HAMILTON & SCRIPPS LLP       )
600 West Broadway, Suite 2600               )
San Diego, CA  92101                        )
Attn: David M. Hymer, Esq.                  )
                                            )
--------------------------------------------------------------------------------
                                            Space above for recorder's use only


                            DECLARATION OF COVENANTS


     This DECLARATION OF COVENANTS ("Declaration") is made and entered into this as of June 21, 2002, by OTAY LAND COMPANY, LLC, a Delaware limited liability company ("Otay"), and LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, LLC, a Delaware limited liability company ("Lakes"),with reference to the facts set forth below.


                                    RECITALS

     A. Otay owns certain real property located in the County of San Diego, State of California, more particularly described in Exhibit "A" attached hereto and incorporated herein ("Otay Property").

     B. Lakes owns certain real property located in the County of San Diego, State of California, more particularly described in Exhibit "B" attached hereto and incorporated herein ("Lakes Property"). Otay conveyed the Lakes Property to Lakes pursuant to an Option and Purchase Agreement and Escrow Instructions between Otay and Lakes ("Option Agreement").

     C. The parties desire to impose covenants and conditions with respect to the Lakes Property for the benefit of the Otay Property and the successor Owners thereof which are hereby expressly declared to be binding and a burden upon the Lakes Property and each portion thereof and shall run with the Lakes Property and the Otay Property (collectively, the "Properties") and each portion located thereof and inure to the benefit of Otay Property and the heirs, successors and assigns of the Otay Property, and shall bind the heirs, successors and assigns of the Lakes Property and any portion thereof and shall be covenants running with the land and mutual equitable servitudes. The term "Owner" and "Owners" as used herein shall refer collectively to Otay, Lakes and all successor fee title owners to all or any portion of the Otay Property or the Lakes Property.

                                    ARTICLE 1

                                  RESTRICTIONS

     1.1 The Owner(s) of the Otay Property shall have the right to approve any improvements to be constructed within five hundred (500) feet of the boundary line between the Lakes Property and the Otay Property, which approval shall not be unreasonably withheld or delayed. Without limiting the foregoing, in no event will the Owners of the Lakes Property cause or allow, or prepare or cause to be prepared any plans for, any facilities involving sewage treatment, or any leaching  of sewage or other  wastes,  within  five  hundred  (500)  feet of the boundary line between the Lakes Property and the Otay Property. Lakes acknowledges that Otay intends to improve all or part of the Otay Property with estate homes with an aggregate density not greater than five (5) homes per acre or more and Lakes, for itself and for all future Owners of the Lakes Property, hereby approves of any such improvements on the Otay Property and agrees that no further approvals under this Declaration shall be required with respect to such improvements on the Otay Property. Lakes, for itself and for all future Owners of the Lakes Property, hereby agrees not to in any way, directly or indirectly, object to, protest, content or attempt to impose any conditions upon development of any property currently owned by Otay. Without limiting Owner's approval rights under this Declaration, Otay acknowledges that Lakes intends to improve a portion of the Lakes Property with a gambling casino, parking and related facilities. Any Owner who does not deliver to the Owner of the Lakes Property proposing such improvements written notice of disapproval specifying the reasons for such disapproval within fifteen (15) days after delivery of the request for approval, will be deemed to have approved the request.


                                   ARTICLE II

                                    REMEDIES

     2.1 Legal Action Generally. If any Owner breaches any provision of this Declaration, then any other Owner may institute legal action against the defaulting Owner for specific performance, injunction, declaratory relief, damages, or any other remedy provided by law or in equity. Exercise of one remedy shall not be deemed to preclude exercise of other remedies for the same default, and all remedies available to Owners may be exercised cumulatively.

     2.2 Injunctive and Declaratory Relief. In the event of any violation or threatened violation by any Owner, of any of the terms, covenants, conditions, and restriction herein contained, in addition to any other remedies provided for in this Declaration, any Owner shall have the right to enjoin such violation or threatened violation and to bring an action for declaratory relief in a court of competent jurisdiction.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.1 Binding Effect. Each Owner of the Lakes Property, by acceptance of the deed to lease of or other conveyance of all or a portion of the Lakes Property or interest therein, shall be deemed to covenant and agree to be personally bound by this Declaration. All of the limitations, covenants, conditions, and restrictions contained herein shall attach to and run with the Lakes Property, and shall, except as otherwise set forth herein, benefit or be binding upon the successors and assigns of the Owners of the Otay Property and any portion thereof. This Declaration and all the terms, covenants and conditions herein contained shall be enforceable as equitable servitudes in favor of Otay Property and any portion thereof, shall create rights and obligations as provided herein between the respective Owners and shall be covenants running with the land. Every person who now or in the future owns or acquires any right, title or interest in or to the Lakes Property or portion thereof shall be conclusively deemed to have consented to and agreed to every covenant, restriction, provision, condition and right contained in this Declaration, whether or not the instrument conveying such interest refers to this Declaration. Any sum not paid, or other obligation not performed when due, together with interest payable hereunder, and all costs and attorneys' fees incurred in connection with collection, shall be the personal obligation of the person or persons who was the Owner at the time the payment or obligation became due. The personal obligation shall not be released by any transfer of the Lakes Property subsequent to the date such payment or obligation became due, but such obligation shall run with the land and shall be binding upon any successor Owner. If any Owner sells, transfers or assigns its entire interest in the Lakes Property, it shall be released from its unaccrued obligations hereunder from and after the date of such sale, transfer or assignment.

     3.2 Attorneys' Fees. In the event of any action between the Owners hereto for breach of or to enforce any provision or right hereunder, the non-prevailing Owner(s) in such action shall pay to the prevailing Owner(s) all costs and expenses expressly including, but not limited to, reasonable attorneys' fees incurred by the prevailing Owner(s) in connection with such action.

     3.3 Breach Shall Not Permit Termination. It is expressly agreed that no breach of this Declaration shall entitle any Owner to cancel, rescind, or otherwise terminate this Declaration, but such limitation shall not affect in any manner any of the rights or remedies which the Owners may have by reason of any breach of this Declaration.

     3.4 Effect On Third Parties. The rights, privileges, or immunities conferred hereunder are for the benefit of the Owners and not for any third party.

     3.5 No Partnership. Neither this Declaration nor any acts of the Owners hereto shall be deemed or constructed by the parties hereto, or any of them, or by any third person, to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between any of the Owners.

     3.6 Modification. A modification, waiver, amendment, discharge, or change of this Declaration shall be valid if, but only if, the same is in writing and signed by all of the Owners. Any change, modification, amendment or rescission which is made without the written consent of the Owners shall be null and void and of no effect.

     3.7 Severability. If any term, covenant, condition, provision, or agreement contained herein is held to be invalid, void, or otherwise unenforceable, by any court of competent jurisdiction, such holding shall in no way affect the validity or enforceability of any other term, covenant, condition, provision, or agreement contained herein.

     3.8 Interpretation. This Declaration and the obligations of the Owners hereunder shall be interpreted, construed, and enforced in accordance with the laws of the State of California. All personal pronouns used in this Declaration, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Article and section titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Declaration or any provisions hereof.

     3.9 Not a Public Dedication. Nothing herein contained shall be deemed to be a gift or dedication of any portion of the Property to the general public or for the general public or for any public purpose whatsoever, it being the intention of the Owners hereto that this Declaration shall be strictly limited to and for the purposes herein expressed.

     3.10 Entire Agreement. This Declaration and the Option Agreement contain all the representations and the entire agreement between the Owners with respect to the subject matter hereof. Any prior correspondence, memoranda or agreements are superseded in total by this Declaration. The provisions of this Declaration shall be construed as a whole according to their common meaning and not strictly for or against any Owner.

     3.11 Duration. This Declaration and each term, easement, covenant, restriction and undertaking of this Declaration will remain in effect for a term of ninety-nine (99) years from the recordation date hereto and will automatically be renewed for successive ten (10) year periods unless an Owner elects by written notice to the other not to so renew.

     3.12 Waiver of Default. No waiver of any default by either Owner to this Declaration shall be implied from any omission by the other Owner to take any action in respect of such default if such default continues or is repeated. No express written waiver of any default shall affect any default or cover any period of time other than the default and period of time specified in such express waiver. One or more written waivers of any default in the performance of any term, provision or covenant contained in this Declaration shall not be deemed to be a waiver of any subsequent default in the performance of the same term, provision or covenant or any other term, provision or covenant contained in this Declaration.

     IN WITNESS WHEREOF, the parties have caused this Declaration to be executed as of the date first above-written.

OTAY:                                       LAKES:

OTAY LAND COMPANY, LLC, a                   LAKES KEAN ARGOVITZ RESORTS-
Delaware limited liability company          CALIFORNIA, LLC, a Delaware limited
                                            liability company


By:                                         By:
     ----------------------------------           ------------------------------
Name:                                       Name:
     ----------------------------------           ------------------------------
Title:                                      Title:
      ---------------------------------           ------------------------------

                                            [Signatures of two appropriate
                                            officers or board resolution
                                            required.]

STATE OF   ____________                     )
                                            )        ss:
COUNTY OF  ____________                     )

                  On ____________, 20__, before me, _________________________, personally appeared
______________________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.


                                            ___________________________________
                                            Notary Public



STATE OF   ______________                   )
                                            )        ss:
COUNTY OF  ____________                     )


                  On ____________, 20__, before me, _________________________, personally appeared
______________________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                            __________________________________
                                            Notary Public

                                                        List of Exhibits


Exhibit "A".............................Description of Otay Property
Exhibit "B".............................Description of Lakes Property